Prospectus Supplement	April 5, 2016

Putnam Global Sector Fund
Prospectus dated February 29, 2016

Putnam RetirementReady® Funds
Prospectus dated November 30, 2015

The first paragraph of the section How does the fund price its shares? or How do the funds price their shares? is replaced by the following:

The price of [the/each] fund’s shares is based on its NAV, which is in turn based on the NAV of the underlying funds in which it invests. For a description of the circumstances under which the underlying funds use fair value pricing and the effects of using fair value pricing, please see the underlying funds’ prospectuses. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

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